WESTERN ASSET FUNDS, INC.

Western Asset Absolute Return Portfolio

Supplement dated July 26, 2006 to the Institutional and Financial Intermediary Class Prospectus dated July 3, 2006

This supplement is provided to update, and should be read in conjunction with, the information provided in the Prospectus dated July 3, 2006 (the “Prospectus”). The Prospectus is hereby amended by replacing the section titled “FEES AND EXPENSES” with the following:

FEES AND EXPENSES

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Portfolio.

Expenses are based on estimated amounts for the current fiscal year.

The examples below the table are intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The examples also assume that your investment has a 5% return each year and that the Portfolio’s Total Annual Fund Operating Expenses remain the same. Your actual costs may be higher or lower.

Western Asset Absolute Return Portfolio

	Institutional Class	Financial Intermediary Class
Shareholder Fees
(Fees paid directly from your investment)	None	None

Annual Fund Operating Expenses
(Expenses deducted from Portfolio assets)
Management Fees	0.75%	0.75%
Distribution (12b-1) Fees*	None	0.25%
Other Expenses	0.40%	0.40%

Total Annual Fund Operating Expenses	1.15%	1.40%

Expense Reimbursement/Waiver	(0.35)%	(0.35)%

Net Expenses**	0.80%	1.05%

Examples
1 Year	$82	$107
3 Years	$331	$409

*	The 12b-1 fees shown in the table reflect the amount to which the Directors have currently limited payments under the Portfolio’s Distribution Plan. Pursuant to the Portfolio’s Distribution Plan, the Directors may authorize payment of up to 0.40% of average net assets without shareholder approval.
**	To the extent that the Portfolio’s daily net assets do not exceed $300,000,000 on a given day, the Manager is contractually obligated to limit Portfolio expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 0.80% with respect to the Institutional Class and 1.05% with respect to the Financial Intermediary Class. To the extent that the Portfolio’s daily net assets exceed $300,000,000 on a given day, the Manager is contractually obligated to limit Portfolio expenses (exclusive of taxes, interest, deferred organizational expenses, brokerage and extraordinary expenses) to 1.10% with respect to the Institutional Class and 1.35% with respect to the Financial Intermediary Class. The expense reimbursement/waiver disclosed in the table above is based on estimated amounts for the current fiscal year.